Statement of Work

Prepared for:	Prepared by:

Epcylon Technologies, Inc.	Black Swan Diagnostics Inc.
34 King St. E.	The World Trade Centre
Suite 1010	10 Yonge St.
Toronto, ON	Suite 604
M5C 2X8	Toronto, ON M5E 1R4

This Statement of Work is the Confidential Information of Black Swan Diagnostics Inc.

All information in this document is provided in confidence and shall not be published or disclosed, wholly or in part to any other party without BLACK SWAN DIAGNOSTICS INC.’s written permission.

Black Swan Diagnostics Inc.	Statement of Work

Table of Contents

1.	Executive Summary		1
	1.1	Background and Requirements	1
	1.	Objectives	1
2.	Project Scope		2
	2.1	Services	2
	2.2	Location	2
	2.	Primary BLACK SWAN DIAGNOSTICS INC. and EPCYLON Contacts	3
3.	Project Approach and Organization		3
	3.1	Risk Management Services	3
	3.2	Summary of Deliverables	4
	3.3	Project Staffing	4
4.	Project Guidelines		5
	4.1	EPCYLON’s Responsibilities	5
	4.2	Mutual Responsibilities	5
	4.3	Change in Scope	6
	4.4	Progress Reports and Time Records	6
	4.5	Completion Criteria	6
	4.6	Assumptions	7
5.	Terms and Conditions		7
	5.1	Term and Termination	7
	5.2	Proprietary Rights	7
	5.2.1	Proprietary Rights	7
	5.2.2	Customer Furnished Materials	7
	5.2.3	Work Product License	7
	5.3	Confidential Information	8
	5.4	Warranty	8
	5.4.1	Warranty	8
	5.4.2	Disclaimer and Exclusions	8
	5.5	LIMITATIONS OF LIABILITY	8
	5.6	Independent Contractors	9
	5.7	Compliance with Laws and Governing Law	9
6.	Project Fees and Payment		9
	6.1	Notices	9
	6.2	Fees and Invoicing	9
7.	Authorization		10
8.	Acknowledgment of Milestone Completion		11

SOW#: EPCYLON 01-2015	Strictly Confidential	Page ii
#: EPCYLON 0096	Black Swan Diagnostics Inc. [01262015 0069].anx	January 26, 2015

Black Swan Diagnostics Inc.	Statement of Work

1.	Executive Summary

This Statement of Work (“SOW”) sets forth the terms under which EPCYLON TECHNOLOGIES INC. referred to as “EPCYLON ” throughout this document) has formally engaged BLACK SWAN DIAGNOSTICS INC. to provide the project consulting and implementation services (“Consulting Services”) described in this SOW.

1.1	Background and Requirements

EPCYLON has requested BLACK SWAN DIAGNOSTICS INC. to provide certain specified services described within this SOW.

This Statement of Work outlines the detailed scope and high-level tasks as well as both the EPCYLON and BLACK SWAN DIAGNOSTICS INC. resources required to complete this effort.

1.2	Objectives

The objectives for this SOW are summarized as follows over a 3-month period and are strictly confined Stealth Trader Analytics division:

1.	Custom Tailor Risk Management Manual - to complete and custom-tailor products and services for Stealth Trader Analytics division as part of EPCYLON.

2.	Implement Risk Management Policies & Procedures to mitigate trading risk for proprietary traders retained by EPCYLON to trade on behalf of investor (client) capital using Stealth Trader Analytics;

3.	Assist with Stealth Trader reseller program in the management and oversight of resellers concerning the following:

(i)	Pricing;
(ii)	Distribution channels;
(iii)	Channel partnerships;
(iv)	Reseller commission or payouts;
(v)	Oversight over proper training & development of Stealth Analytics platform;

4.	Initiate a public relations campaign to create brand awareness and positioning of Stealth Trader Analytics;

5.	Corporate website – assist in providing feedback, guidance, insight, analysis concerning image, rebranding, and video overhaul.

6.	Assist with existing documentation in moving forward in securing EPCYLON a listing on the Canadian Stock Exchange (CSE) listing platform in light of significant delays since June 2014;

7.	Assist with corporate presentations for various purposes, which may include but not be limited to the following:

(i)	Capital raising;
(ii)	Marketing and branding via private placement;
(iii)	Trader recruitment;
(iv)	Press releases;

Black Swan Diagnostics Inc.	Statement of Work

(v)	Capital restructuring (i.e., sale of share control block) to generate liquidity, and injection of trading capital into company to generate additional revenue and free cash flow.
(vi)	Investor related information in compliance with SEC/OSC securities statutes;

8.	Assist with recruiting three (3) qualified and competent traders that can quickly adapt and learn the Stealth Trading system from internal training & development resources provided by EPCYLON;

9.

Respond to OSC Comments/Inquiries in relation to CSE listing, where required - to ensure there is sufficient and timely feedback given to the OSC before and after submission of documents, up until the CSE listing is finalized and confirmed via receipt from the OSC.

Activity Strategy and Plan

Develop and implement risk management manual to mitigate and manage trading risks, trading personnel, and securities regulatory risk exposure.

2.	Project Scope

2.1	Services

Components of the Risk Management Compliance Engagement

This is outlined as per s. 1.2 above.

Activity Plan and Strategy

BLACK SWAN DIAGNOSTICS INC. personnel will work in concert with EPCYLON staff to deliver the following services with respect to the activity of EPCYLON in relation to the Stealth Trader Analytics.

Deliver a custom-tailored manual of EPCYLON’s Risk Management Manual required for recruiting, retaining, and training traders.

2.2	Location

The Consulting Services, to the extent of testing and any required on-site work, shall be performed primarily at the EPCYLON facility located at Toronto, Ontario (work site). However, BLACK SWAN DIAGNOSTICS INC. shall have the option of performing appropriate portions such as planning and documentation at a BLACK SWAN DIAGNOSTICS INC. selected location (the “BLACK SWAN DIAGNOSTICS INC. site”).

Black Swan Diagnostics Inc.	Statement of Work

2.3	Primary BLACK SWAN DIAGNOSTICS INC. and EPCYLON Contacts

Refer to the following table for the BLACK SWAN DIAGNOSTICS INC. and BLACK SWAN DIAGNOSTICS INC. primary contacts and the method to contact them.

Table 1. Primary Contacts

	BLACK SWAN DIAGNOSTICS INC. Contact	EPCYLON Contact
Name	Jack Bensimon, LL.M. (Sec), LL.M. (Gen), LL.M. (Bus)	Doug McKay
Title	Managing Director	Director, Trading and Operations
Office Number		(416) 479-0880
Mobile Number	(416) 985-0757	(519) 919-8065
E-mail Address	jbensimon@rogers.com	d.mckay@stealthtrader.com

3.	Project Approach and Organization

BLACK SWAN DIAGNOSTICS INC. will use the following phased approach to manage this project:

3.1	Risk Management Services

During the Documentation, Final Report, Presentation and Acceptance Phase, BLACK SWAN DIAGNOSTICS INC.:

Perform detailed analysis from results of the following:

Internal Controls (manual / automated)

Policies and Procedures

Management Interviews

Deliver a Final Report and Executive Summary Presentation to EPCYLON management based on the team's findings and recommendations.

Presents and reviews the Final Report with EPCYLON via an Executive Summary Presentation.

Obtains EPCYLON acceptance and sign-off of the project.

Black Swan Diagnostics Inc.	Statement of Work

3.2	Summary of Deliverables

BLACK SWAN DIAGNOSTICS INC. provides EPCYLON with the deliverables specified in the following table.

Table 2. Project Deliverables

Phase	Deliverable
Assist with Stealth Trader reseller program in the management and oversight of resellers concerning the following:

Pricing;
Distribution channels;
Channel partnerships;
Reseller commission or payouts;
Phase I – Initiate and	Oversight over proper training & development
Implement Reseller	of Stealth Analytics platform;
Program
Initiate a public relations campaign to create brand awareness and positioning of Stealth Trader Analytics;

Corporate website – assist in providing feedback, guidance, insight, analysis concerning image, rebranding, and video overhaul.

Assist with recruiting three (3) qualified and competent traders that
Phase II – Trader	can quickly adapt and learn the Stealth Trading system from internal
Traning and	training & development resources provided by EPCYLON;
Recruitment

Custom Tailor Risk Management Manual - to complete and custom-
tailor products and services for Stealth Trader Analytics division as part of EPCYLON.

Implement Risk Management Policies & Procedures to mitigate
trading risk for proprietary traders retained by EPCYLON to trade on
Phase III – Risk	behalf of investor (client) capital using Stealth Trader Analytics;
Management Manual
Respond to OSC Comments/Inquiries in relation to CSE listing, where required - to ensure there is sufficient and timely feedback given to the OSC before and after submission of documents, up until the CSE listing is finalized and confirmed via receipt from the OSC.

3.3	Project Staffing

BLACK SWAN DIAGNOSTICS INC. will deploy a project team made up of the following technical and management expertise:

Managing Director (Jack J. Bensimon—on site personnel)

BLACK SWAN DIAGNOSTICS INC. will provide a Project Manager to supervise the activities associated with this engagement, as well as the following responsibilities:

  Preparing aggregate initial findings and recommendations.

Black Swan Diagnostics Inc.	Statement of Work

  Acting in concert with EPCYLON through TBD to incorporate their experience and understandings into the Activity Plan and Strategy.

  Leading status meetings, as required

  Preparing the final report and assessment.

4.	Project Guidelines

4.1	EPCYLON’s Responsibilities

EPCYLON shall afford BLACK SWAN DIAGNOSTICS INC. access to EPCYLON ’s staff at various times in the project but BLACK SWAN DIAGNOSTICS INC. is also aware that EPCYLON ’s through Doug McKay is dedicated to the daily operations of the facilities. BLACK SWAN DIAGNOSTICS INC. will make every reasonable effort to limit the demands on these people but EPCYLON ’s through Doug McKay may have critical knowledge of the operations and the business itself. This knowledge must be made available to BLACK SWAN DIAGNOSTICS INC. in a timely fashion, and is invaluable to the project’s success. Prior to and/or during the engagement, EPCYLON must:

Ensure working conditions that are conducive for the successful completion of the project for the duration of this engagement, including:

Suitable office space.

Telephone access.

Meeting facilities.

Assign Doug McKay as the single point of contact for issue resolution, activity scheduling, interview scheduling, and information collection and dissemination. Doug McKay is responsible to ensure compliance with BLACK SWAN DIAGNOSTICS INC.'s obligations.

Ensure that Doug McKay attend and participate in the required interviews and are able to discuss the active topics presented.

4.2	Mutual Responsibilities

In support of this effort, both EPCYLON and BLACK SWAN DIAGNOSTICS INC. shall:

  Conduct project review meetings at a mutually agreed upon time and location to discuss the project status, issues, new requirements and overall project satisfaction.

  Support and provide representation at these meetings, which will cover performance status update, schedule update, pending changes, open issues and action items.

  Support Project Issue and Tracking Resolution, by using the BLACK SWAN DIAGNOSTICS INC. Project Issue Report to track and review issues.

  Coordinate any change to this SOW (whether cost impacting or not) with EPCYLON’s Project Sponsor, and process them using the BLACK SWAN DIAGNOSTICS INC. Project Change Request Form supplied in a separate document.

  Collaborate with BLACK SWAN DIAGNOSTICS INC. to adjust project schedules and re-deploy resources in an expeditious manner in the event of schedule delays that are beyond the control of either party.

  Meet at the conclusion of this project to bring to closure the project and capture, discuss and resolve any project issues that may have arisen.

Black Swan Diagnostics Inc.	Statement of Work

4.3	Change in Scope

Process

Any deviation or change in the scope of the consulting and implementation services must be approved by BLACK SWAN DIAGNOSTICS INC. or an authorized designee thereof.

The BLACK SWAN DIAGNOSTICS INC. Primary Contact has overall responsibility for the change process. When a change is desired, the requestor (EPCYLON or BLACK SWAN DIAGNOSTICS INC.) notifies the BLACK SWAN DIAGNOSTICS INC. Primary Contact who will:

  Prepare a preliminary Project Change Request Form to identify the nature of the requested change

  Acknowledge receipt of the Change Request

  Conduct an initial Impact Assessment to determine the effects, if any on the consulting and implementation service’s schedule as well as any costs associated with utilizing resources to perform a full Change Request analysis. If the Impact Assessment indicates using resources to analyze how the Change Request affects the consulting and implementation services schedule or costs, BLACK SWAN DIAGNOSTICS INC. shall obtain EPCYLON ’s approval before performing the Change Request analysis

  Report the Change Request status in the Progress Reports

Review and Approval

If EPCYLON approves a full Change Request analysis, BLACK SWAN DIAGNOSTICS INC. shall prepare a Project Change Request Form detailing the change and its justification for the change, directing the analysis effort to the appropriate resources. This analysis shall result in a final Project Change Request Form containing estimated cost, schedule and resource requirements, technical feasibility, and recommended disposition such as:

  Implementation without adjusting current cost or delivery schedule

  Implementation with impact to EPCYLON cost of delivery schedule

  Recommendation as a follow-on project

If BLACK SWAN DIAGNOSTICS INC. finds the project not technically or economically feasible, an explanation will be provided detailing the reason.

BLACK SWAN DIAGNOSTICS INC. reviews the Project Change Request Form with EPCYLON and it is marked as “accepted” or “withdrawn,” and signed by both parties. If “accepted”, consulting and implementation services are revised to include the agreed change(s) and the invoicing process is appropriately modified.

4.4	Progress Reports and Time Records

Unless otherwise agreed, BLACK SWAN DIAGNOSTICS INC. may send EPCYLON a weekly report summarizing the work completed during such period, and the status of the work then in process, the status of any known problems or outstanding issues, and the status of open change requests, if any.

4.5	Completion Criteria

The services to be performed during each Phase and the deliverable, if any associated with the Phase are described above. Unless specifically stated otherwise, the acceptance criteria for each Phase will be successful completion of the applicable portion of the services and presentation of a conforming deliverable.

If at that time BLACK SWAN DIAGNOSTICS INC., in its reasonable opinion, has fulfilled the acceptance for each Phase, BLACK SWAN DIAGNOSTICS INC. shall send EPCYLON a written notification indicating Phase completion and requesting EPCYLON ’s signature. If EPCYLON is satisfied with the performance for that phase, its signature will indicate acceptance. If EPCYLON indicates that BLACK SWAN DIAGNOSTICS INC. has not satisfactorily completed the phase, the

Black Swan Diagnostics Inc.	Statement of Work

parties will meet and use good faith to resolve difficulties. If EPCYLON does not respond within seven (7) business days, the consulting services for the applicable Phase will be considered accepted.

4.6	Assumptions

Services for this engagement are contingent upon the following assumptions:

  A completed and signed Statement of Work.

  An initial retainer or deposit fee of 33% or 1/3 of the total estimated fee (i.e., 1/3 * 30,000) = $10,000 with the signing of the Statement of Work

5.	Terms and Conditions

The following paragraphs detail the Terms and Conditions of this Statement of Work.

5.1	Term and Termination

This SOW begins on the date stated herein, and, unless terminated for breach, continues in accordance with its terms. Each party shall notify the other in writing in case of the other's alleged violation of a material provision herein. Each party shall have, except to the extent specifically provided otherwise, thirty (30) calendar days from the date of receipt of such notice to affect a cure (the "Cure Period"). If the recipient of such notice fails to affect such cure within the Cure Period, then the sender of such notice shall have the option of sending a written notice of termination, which notice shall take effect upon receipt, and such sender shall thereafter have such remedies as are provided at law and this SOW.

5.2	Proprietary Rights

5.2.1	Proprietary Rights

All patents, copyrights, trade secrets, methodologies, ideas, inventions, concepts, know-how, techniques or other intellectual property developed or provided by BLACK SWAN DIAGNOSTICS INC. are and remain EPCYLON property. All written reports, analyses and other working papers delivered by BLACK SWAN DIAGNOSTICS INC. to EPCYLON in the performance of BLACK SWAN DIAGNOSTICS INC.’s obligations under this SOW (“Work Product”) belong to EPCYLON. Nothing herein shall preclude BLACK SWAN DIAGNOSTICS INC. from developing, using or marketing services or materials that are similar or related to such Work Product.

5.2.2	Customer Furnished Materials

Any tangible materials furnished by BLACK SWAN DIAGNOSTICS INC. for use by

EPCYLON remain EPCYLON property. BLACK SWAN DIAGNOSTICS INC. shall defend at its expense, and indemnify BLACK SWAN DIAGNOSTICS INC. against any costs and any award or settlement of damages resulting from a claim that any materials provided by BLACK SWAN DIAGNOSTICS INC. to EPCYLON infringe or misappropriate the intellectual property rights of any third party.

5.2.3	Work Product License

Upon EPCYLON ’s payment in full for Work Product, and to the extent that BLACK SWAN DIAGNOSTICS INC. Proprietary Rights are contained in the Work Product, EPCYLON is licensed to use such BLACK SWAN DIAGNOSTICS INC. Proprietary Rights internally, for the purpose for which the Work Product was provided, on a non-exclusive, non-transferable, royalty-free, worldwide basis. EPCYLON shall not sublicense or otherwise transfer to any third party any BLACK SWAN DIAGNOSTICS INC. Proprietary Rights.

Black Swan Diagnostics Inc.	Statement of Work

5.3	Confidential Information

“Confidential Information” shall mean any and all information or materials provided by one party to the other which are in tangible form and labeled “confidential”, or, if disclosed orally, are identified as being confidential at the time of disclosure, or any other information, observed when at a facility of the other or a third party, that a reasonable business person would understand to be not publicly available, but shall not include information or materials that (i) were, on the effective date of this SOW, generally known to the public; or (ii) become generally known to the public after such effective date other than as a result of the act or omission of the receiving party; or (iii) were rightfully known to the receiving party prior to that party receiving same from the disclosing party; or (iv) are or were disclosed by the disclosing party to a third party generally without restriction on disclosure; or (v) the receiving party lawfully received from a third party without that third party’s breach of agreement or obligation of trust; or (vi) are independently developed by the receiving party.

The receiving party shall protect the other’s Confidential Information for three (3) years after receipt thereof, by means of the same standard of care as used by the receiving party to protect its own information of a similar nature and importance, and no less than reasonable care. The receiving party shall use Confidential Information only to fulfill its obligations or to exercise its rights hereunder, and shall disclose Confidential Information only to those persons in its organization who have a need to know such Confidential Information in the performance of their duties in connection herewith and who are bound by a written agreement to protect the confidentiality of such Confidential Information, and will promptly report to the disclosing party any actual or suspected breach hereof.

Each party shall not, and shall not authorize or assist another to, originate or produce any written publicity, news release, marketing collateral or other publication or public announcement, relating in any way to this SOW, without the prior written approval of the other, which approval shall not be unreasonably withheld. The terms of this SOW are Confidential Information.

5.4	Warranty

5.4.1	Warranty

BLACK SWAN DIAGNOSTICS INC. shall perform the Services hereunder in a workmanlike manner in accordance with generally accepted industry standards. EPCYLON must notify BLACK SWAN DIAGNOSTICS INC. of any failure to so perform within ten (10) days after the date on which such failure first occurs. BLACK SWAN DIAGNOSTICS INC.’s entire liability and EPCYLON ’s sole remedy for BLACK SWAN DIAGNOSTICS INC.’s failure to so perform shall be for BLACK SWAN DIAGNOSTICS INC. to, at its option, (i) use reasonable effects to correct such failure, and/or (ii) terminate the SOW and refund that portion of any fees received that correspond to such failure to perform.

5.4.2	Disclaimer and Exclusions

EXCEPT AS EXPRESSLY STATED IN THIS WARRANTY SECTION, BLACK SWAN DIAGNOSTICS INC. PROVIDES SERVICES “AS IS” AND MAKES NO OTHER EXPRESS WARRANTIES, WRITTEN OR ORAL, AND ALL OTHER WARRANTIES ARE SPECIFICALLY EXCLUDED, INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT, AND ANY WARRANTY ARISING BY STATUTE, OPERATION OF LAW, COURSE OF DEALING OR PERFORMANCE, OR USAGE OF TRADE.

5.5	LIMITATIONS OF LIABILITY

EXCEPT AS OTHERWISE PROVIDED UNDER WARRANTY, BLACK SWAN DIAGNOSTICS INC.’S TOTAL LIABILITY AND EPCYLON ’s SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIM WHATSOEVER, INCLUDING BUT NOT LIMITED TO CLAIMS BASED UPON CONTRACT, WARRANTY, NEGLIGENCE, OR STRICT LIABILITY IN TORT, THAT ARISES

Black Swan Diagnostics Inc.	Statement of Work

OUT OF OR IN CONNECTION WITH SERVICES PROVIDED HEREUNDER, SHALL BE LIMITED TO PROVEN DIRECT DAMAGES CAUSED BY BLACK SWAN DIAGNOSTICS INC.’S SOLE NEGLIGENCE IN AN AMOUNT NOT TO EXCEED AN AMOUNT EQUAL TO TWICE THE PRICE PAID BY EPCYLON TO BLACK SWAN DIAGNOSTICS INC. FOR SERVICES RENDERED HEREUNDER. NEITHER PARTY SHALL HAVE LIABILITY TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, OR INDIRECT DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, REVENUES, DATA AND/OR USE), EVEN IF ADVISED OF THE POSSIBILITY THEREOF.

5.6	Independent Contractors

The parties shall act as independent contractors for all purposes under this SOW. Nothing contained herein shall be deemed to constitute either party as an agent or representative of the other party, or both parties as joint ventures or partners for any purpose. Neither party shall be responsible for the act or omissions of the other party, and neither party will have authority to speak for, represent or obligate the other party in any way without the prior written approval of the other party.

5.7	Compliance with Laws and Governing Law

Each party shall comply with all applicable export laws, orders and regulations and obtain all necessary governmental permits, licenses and clearances. This SOW shall be governed by the laws of the Province of Ontario.

6.	Project Fees and Payment

6.1	Notices

With the exception of Purchase Orders, acknowledgements, invoices, payments and other usual and routine communications, all other notices or writings required or permitted under this SOW, including but not limited to notices of default or breach, shall be signed by an authorized representative of the sender, sent to the respective individuals identified below (which may be changed by written notice to the other), and shall be deemed to have been received (i) when hand delivered to such individuals by a representative of the sender, or (ii) three (3) days after having been sent postage prepaid, by registered or certified first class mail, return receipt requested, or (iii) when sent by electronic transmission, with written confirmation by the method of transmission, or (iv) one (1) day after deposit with an overnight carrier, with written verification of delivery.

Table 3. Responsible Parties

For BLACK SWAN DIAGNOSTICS INC.	For EPCYLON
Jack J. Bensimon, Managing Director	Doug McKay, Director, Trading and Operations

6.2	Fees and Invoicing

The total estimated fee for the Consulting Services identified in this Statement of Work (exclusive of any and all registration expenses involved in the normal course with the OSC for an EMD registration) is $30,000 + HST. See the Appendix for detailed breakdown of cost by project phase, including timelines for completion.

Black Swan Diagnostics Inc.	Statement of Work

BLACK SWAN DIAGNOSTICS INC. shall invoice EPCYLON in accordance with the information provided in the following Schedule.

Table 4. Milestone / Event Schedule

Milestone / Event	Amount Due (CAD)
EPCYLON Signature of this Statement of Work – First Tranche (based on estimated 3-month engagement) – by Friday, January 30, 2015.	$10,000
BLACK SWAN DIAGNOSTICS INC. - Second Tranche – March 6, 2015	$10,000
BLACK SWAN DIAGNOSTICS INC.- Balance owed is subject to the estimates provided in the SOW, plus applicable HST.- Third Tranche – May 1, 2015	$10,000 + HST

Total (Please see Appendix for breakdown)

BLACK SWAN DIAGNOSTICS INC. uses a standard Milestone Completion Form (MCF) as the basis for all services invoicing. If EPCYLON signs the Milestone Completion Form, or does not file a written notice outlining any issues with work performed within seven (7) days after receipt of the MCF, the Services shall be deemed to be delivered. BLACK SWAN DIAGNOSTICS INC. is authorized to issue the applicable invoice upon delivery of a signed MCF. Payment is due within thirty (30) days after the date of the invoice.

The results, accuracy, and contents of BLACK SWAN DIAGNOSTICS INC.’s deliverables are dependent upon the content and accuracy of information provided by EPCYLON Once a schedule has been mutually agreed upon, BLACK SWAN DIAGNOSTICS INC. shall make reasonable efforts to accommodate changes requested by EPCYLON

BLACK SWAN DIAGNOSTICS INC. shall send EPCYLON notice of postponements or delays at least ten business days in advance of the scheduled event. If BLACK SWAN DIAGNOSTICS INC. is not reasonably able to “work-around” the postponement or delay, especially in instances where the consulting and implementation services require participation by EPCYLON personnel that become unavailable, BLACK SWAN DIAGNOSTICS INC. is authorized to charge EPCYLON for time lost and additional expenses incurred due to such delays or postponements at BLACK SWAN

DIAGNOSTICS INC.’s then standard hourly rates.

7.	Authorization

This Statement of Work is the complete and exclusive agreement between BLACK SWAN DIAGNOSTICS INC. and EPCYLON with regard to its subject matter, and supersedes all prior oral or written proposals, agreements, representations and other communications between the parties with respect to the consulting and implementation services and shall prevail notwithstanding any different, conflicting or additional terms and conditions which may appear on any order or other document submitted by BLACK SWAN DIAGNOSTICS INC.

All parties hereby acknowledge that they have read and do understand this SOW and all attachments hereto, and agree to all terms and conditions stated herein.

IN WITNESS WHEREOF, the parties have caused the Statement of Work to be signed on the respective dates indicated below.

Black Swan Diagnostics Inc.	Statement of Work

Acceptance of Statement of Work - Number
For BLACK SWAN DIAGNOSTICS INC.	For EPCYLON

Signature	Signature

Jack J. Bensimon	Doug McKay
Printed Name	Printed Name

Managing Director	Director, Trading and Operations
Title	Title

Date	Date

8.	Acknowledgment of Milestone Completion

The acknowledgement of milestone completion is official notice that BLACK SWAN DIAGNOSTICS INC. has completed a specific milestone. A signed milestone completion form by BLACK SWAN DIAGNOSTICS INC. will indicate successful completion of a milestone and will allow BLACK SWAN DIAGNOSTICS INC. to invoice EPCYLON for the agreed value of the milestone. If the entire price for the services was pre-paid in full, no invoice will be generated. Acknowledgement below indicates that the current milestone has been satisfactorily completed by BLACK SWAN DIAGNOSTICS INC. If EPCYLON is satisfied with the performance for this milestone, its signature indicates acceptance. If EPCYLON indicates that BLACK SWAN DIAGNOSTICS INC. has not satisfactorily completed this milestone, the parties will meet and use good faith to resolve difficulties. If EPCYLON does not respond within seven (7) business days, the consulting services for this milestone will be considered accepted.

Milestone Recognition and Acceptance

Customer Name:	EPCYLON

Project Name:	Risk Management Advisory Services

SOW Number:	EPCYLON -01-2015

BLACK SWAN	EPCYLON 0069
DIAGNOSTICS INC.
PAS Number:

Completed Milestone:	Inception: Signing of this Statement of Work

Date Completed:

Deliverable:	Statement of Work (SOW)

Black Swan Diagnostics Inc.	Statement of Work

BLACK SWAN DIAGNOSTICS INC.	EPCYLON

Signature	Signature

Jack J. Bensimon	Doug McKay
Printed Name	Printed Name

Managing Director	Director, Trading and Operations
Title	Title

Monday, January 26, 2015	Monday, January 26, 2015
Date	Date

Black Swan Diagnostics Inc.	Statement of Work

Deliverables / Scope Document

Prepared By: Black Swan Diagnostics, Inc.
From: Jack J. Bensimon
Date: January 26, 2015
Engagement Client: Epcylon Technologies Inc.
Engagement Sponsor: Doug McKay, Director, Trading & Operations
Engagement: Management / Risk Management Oversight

Phase		Due Date	Completion Date	Est Hrs	Actual Hrs	Variance
1	Phase I - Reseller Program	27-Mar-15
	Initiate PR campaign	20-Feb-15
	Revamp Corporate website	13-Feb-15
	Launch reseller program - test basis	13-Feb-15

2	Phase II - Trader Recruitment	16-Mar-15
	Place ads, interview, and start recruitment process	13-Feb-15
	Hire traders and start trader training	16-Mar-15
3	Phase III - Risk Management Manual + Interface Metrics	09-Apr-15
	Development of Policies, Procedures, and Risk Metrics	05-Mar-15
	Implementation of Risk Metrics into Stealth Analytics Platform	26-Mar-15
Total Estimated Hrs:
Hourly Rate
Deposit
	Cost:			$30,000.00	Required:	$10,000.00
	HST @ 13%			$3,900.00
	Total Cost:			$33,900.00

	Total:			$33,900.00	Paid:

As per the SOW, the above figures are estimates based on previous
experience and similar engagements. Black Swan Diagnostics makes every					Client Initials:
effort to inform Epcylon of variances that exceed stated estimates.					Date: